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                                                                   EXHIBIT 10.33
                                                                     Page 1

                      MODIFICATION TO PROMISSORY NOTE


    WHEREAS, on October 15, 1996, Lee Pharmaceuticals ("Maker") and Mark DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee
Pharmaceuticals was to pay to Mark DiSalvo the sum of Fifty Thousand Dollars;
and

    WHEREAS, the parties thereto now desire to further modify said Note;

    NOW, THEREFORE, the parties modify said Note as follows:

    1. The maturity date of the Note is extended from November 1, 1997, until December 1, 1998.

    2. The per annum interest rate has been increased from 15% to 20% effective November 1, 1997.

    3.   All other terms and conditions of the Note remain the same.

     Date this 27 day of October, 1997.



                                                     Ronald G. Lee
                                              -----------------------------
                                              Lee Pharmaceuticals
                                              By:  Ronald G. Lee, President



                                                      Mark Disalvo
                                              -----------------------------
                                              Mark DiSalvo